Acquisitions and Other Business Arrangements	12 Months Ended
Dec. 31, 2012
Business Combination, Description [Abstract]
Acquisitions and Other Business Arrangements
Acquisitions and Other Business Arrangements:
Philippines Business Combination
On February 25, 2010, PMI’s affiliate, Philip Morris Philippines Manufacturing Inc. (“PMPMI”), and Fortune Tobacco Corporation (“FTC”) combined their respective business activities by transferring selected assets and liabilities of PMPMI and FTC to a new company called PMFTC Inc. (“PMFTC”). PMPMI and FTC hold equal economic interests in PMFTC, while PMI manages the day-to-day operations of PMFTC and has a majority of its Board of Directors. Consequently, PMI accounted for the contributed assets and liabilities of FTC as a business combination. The establishment of PMFTC permitted both parties to benefit from their respective, complementary brand portfolios, as well as cost synergies from the resulting integration of manufacturing, distribution and procurement, and the further development and advancement of tobacco growing in the Philippines.
As PMI has control of PMFTC, the contribution of PMPMI’s net assets was recorded at book value, while the contribution of the FTC net assets to PMFTC was recorded at fair value. The difference between the two contributions resulted in an increase to PMI’s additional paid-in capital in 2010 of $477 million.

The fair value of the assets and liabilities contributed by FTC in this non-cash transaction was determined to be $1.17 billion. FTC holds the right to sell its interest in PMFTC to PMI, except in certain circumstances, during the period from February 25, 2015, through February 24, 2018, at an agreed-upon value of $1.17 billion, which was recorded on PMI’s consolidated balance sheet as a redeemable noncontrolling interest at the date of the business combination. The amount of FTC’s redeemable noncontrolling interest at the date of the business combination was determined as follows:

(in millions)
Noncontrolling interest in contributed net assets	$693
Accretion to redeemable value	477
Redeemable noncontrolling interest at date of business combination	$1,170

PMI decided to immediately recognize the accretion to redeemable value rather than recognizing it over the term of the agreement with FTC. This accretion has been charged against additional paid-in capital and fully offsets the increase that resulted from the contributions of net assets to PMFTC, noted above.
With the consolidation of PMFTC, FTC’s share of PMFTC’s comprehensive income or loss is attributable to the redeemable noncontrolling interest, impacting the carrying value. To the extent that the attribution of these amounts would cause the carrying value to fall below the redemption amount of $1.17 billion, the carrying amount would be adjusted back up to the redemption value through stockholders’ (deficit) equity. The movement in redeemable noncontrolling interest after the business combination is as follows:

(in millions)
Redeemable noncontrolling interest at date of business combination	$1,170
Share of net earnings	26
Dividend payments	(24)
Currency translation	16
Redeemable noncontrolling interest at December 31, 2010	$1,188
Share of net earnings	97
Dividend payments	(73)
Currency translation	—
Redeemable noncontrolling interest at December 31, 2011	$1,212
Share of net earnings	171
Dividend payments	(105)
Currency translation	25
Net loss and prior service cost	(2)
Redeemable noncontrolling interest at December 31, 2012	$1,301

In future periods, if the fair value of 50% of PMFTC were to drop below the redemption value of $1.17 billion, the difference would be treated as a special dividend to FTC and would reduce PMI’s earnings per share. Reductions in earnings per share may be partially or fully reversed in subsequent periods if the fair value of the redeemable noncontrolling interest increases relative to the redemption value. Such increases in earnings per share would be limited to cumulative prior reductions. At December 31, 2012, PMI determined that 50% of the fair value of PMFTC exceeded the redemption value of $1.17 billion.
Brazil
In June 2010, PMI announced that its affiliate, Philip Morris Brasil Industria e Comercio Ltda. (“PMB”), would begin directly sourcing tobacco leaf from approximately 17,000 tobacco farmers in Southern Brazil. This initiative enhanced PMI’s direct involvement in the supply chain and is expected to provide approximately 10% of PMI’s global leaf requirements. The vertically integrated structure was made possible following separate agreements with two leaf suppliers in Brazil, Alliance One Brasil Exportadora de Tabacos Ltda. (“AOB”) and Universal Leaf Tabacos Ltda. (“ULT”). These agreements resulted in AOB assigning approximately 9,000 contracts with tobacco farmers to PMB and ULT assigning approximately 8,000 contracts with tobacco farmers to PMB. As a result, PMB offered employment to more than 200 employees, most of them agronomy specialists, and acquired related assets in Southern Brazil. The purchase price for the net assets and the contractual relationships was $83 million, which was paid in 2010. PMI accounted for these transactions as a business combination. The allocation of the purchase price was to other intangible assets ($34 million, farmers contracts), inventories ($33 million), goodwill ($18 million), property, plant and equipment ($16 million) and other non-current assets ($11 million), partially offset by other current liabilities ($29 million, which consists primarily of the total amount of bank guarantees for tobacco farmers' rural credit facilities).
Other
In June 2011, PMI completed the acquisition of a cigarette business in Jordan, consisting primarily of cigarette manufacturing assets and inventories, for $42 million. In January 2011, PMI acquired a cigar business, consisting primarily of trademarks in the Australian and New Zealand markets, for $20 million.
The effects of these and other smaller acquisitions were not material to PMI's consolidated financial position, results of operations or operating cash flows in any of the periods presented.